Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Current Assets (Details) - USD ($)		Jun. 30, 2025	Dec. 31, 2024
Schedule of Prepaid Expenses and Current Assets [Abstract]
Interest receivable	[1]	$ 391,675	$ 434,288
Deposits	[2]		1,010,000
Other receivables, net	[3]	6,829	62,009
Total		$ 398,504	$ 1,506,297

[1]	Interest receivable primarily consists of interest from loans to third parties and from investments.
[2]	On March 11, 2024, the Company and Jia Yuanbin, sole shareholder of Viva Champion Limited (“Viva”), executed a letter of intent for a possible acquisition of the 100% equity interest in Viva that was held by Jia Yuanbin (the “LOI”). In accordance with the LOI, the Company paid a refundable deposit of $1,010,000 on April 15, 2024 to HK Jrui Trade Co Limited (“HK Jrui”) as requested by Jia Yuanbin. In March 2025, Viva refunded the deposit due to the failed acquisition.
[3]	Other receivables primarily consist of reserve funds and social security.